Exhibit 99.11

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  OCTOBER 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:


          (1)  Aggregate Monthly Payments Due:                     $4,041,472.53
                                                                   -----------

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:
             (a) Principal                                           $282,728.32
                                                                   -----------
             (b) Interest                                          $3,308,041.26
                                                                   -----------
             (c) Total                                             $3,590,769.58
                                                                   -----------

          (3) Aggregate Principal Prepayments in part received on Self-Amortizing Mortgage Loans and applied in the applicable Prepayment Period:
                (a) Principal                                        $258,877.70
                                                                     ---------
                (c) Total                                            $258,877.70
                                                                     ---------

          (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:
               (a) Principal                                       $6,530,293.43
                                                                   -----------
               (b) Interest                                           $78,034.33
                                                                   -----------
               (c) Total                                           $6,608,327.76
                                                                   -----------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                                $0.00
                                                                           ---
              (b) Interest                                                 $0.00
                                                                           ---
              (c) Total                                                    $0.00
                                                                           ---

          (6)  Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                              $0.00
                                                                           ---
                (b) Interest                                               $0.00
                                                                           ---
                (c) Total                                                  $0.00
                                                                           ---

          (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a) Principal                                               $0.00
                                                                           ---
               (b) Interest                                                $0.00
                                                                           ---
               (c) Total                                                   $0.00
                                                                           ---

          (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:
               (a) Principal                                               $0.00
                                                                 -------------
               (b) Interest                                                $0.00
                                                                 -------------
               (c) Total                                                   $0.00
                                                                 -------------

          (9) Pool Principal Balance                             $453,811,875.96
                                                                 -------------

          (10) Available Funds:                                   $10,424,692.22
                                                                 -------------

          (11) Realized Losses for prior month:                            $0.00
                                                                 -------------

          (12) Aggregate Realized Losses:                              $4,712.35
                                                                 -------------
                       (a) Deficient Valuations                            $0.00
                                                                 -------------
                       (b) Special Hazard Losses                           $0.00
                                                                 -------------
                       (c) Fraud Losses                                    $0.00
                                                                 -------------
                       (d) Excess Bankruptcy Losses                        $0.00
                                                                 -------------
                       (e) Excess Special Hazard Losses                    $0.00
                                                                 -------------
                       (f ) Excess Fraud Losses                            $0.00
                                                                 -------------

          (13) Compensating Interest Payment:                          $6,743.92
                                                                 -------------

          (14) Net Simple Interest Shortfall:                            ($0.00)
                                                                         -----

          (15) Net Simple Interest Excess:                                 $0.00
                                                                         -----

          (16) Simple Interest Shortfall Payment:                        ($0.00)
                                                                         -----

          (17) Unpaid Net Simple Interest Shortfall:
               Class A1                                                    $0.00
                                                                         -----
               Class A2                                                    $0.00
                                                                         -----
               Class A3                                                    $0.00
                                                                         -----
               Class A4                                                    $0.00
                                                                         -----
               Class A5                                                    $0.00
                                                                         -----
               Class A6                                                    $0.00
                                                                         -----
               Class A7                                                    $0.00
                                                                         -----
                Class S                                                    $0.00
                                                                         -----
                Class M                                                    $0.00
                                                                         -----
               Class B1                                                    $0.00
                                                                         -----
               Class B2                                                    $0.00
                                                                         -----
               Class B3                                                    $0.00
                                                                         -----
               Class B4                                                    $0.00
                                                                         -----
               Class B5                                                    $0.00
                                                                         -----

          (18) Class Certificate Interest Rate:
                Class M                                              6.705%
                                                                     --
               Class B1                                              7.200%
                                                                     --
               Class B2                                              8.525%
                                                                     --
               Class B3                                              8.866%
                                                                     --
               Class B4                                              8.866%
                                                                     --
               Class B5                                              8.866%
                                                                     --
                Class S                                              2.51%
                                                                     --

          (19) Accrued Certificate Interest and Pay-out Rate:
               Class A1                  $585,662.39          5.995%
                                      --------------------------
               Class A2                  $231,279.17          5.905%
                                      --------------------------
               Class A3                  $422,424.85          6.035%
                                      --------------------------
               Class A4                  $123,700.00          6.185%
                                      --------------------------
               Class A5                  $225,212.50          6.285%
                                      --------------------------
               Class A6                  $182,217.67          6.700%
                                      --------------------------
               Class A7                  $229,716.67          6.265%
                                      --------------------------
                Class S                  $951,046.10          2.51%
                                      --------------------------
                Class M                   $98,904.08          6.705%
                                      --------------------------
               Class B1                   $91,033.48          7.200%
                                      --------------------------
               Class B2                   $80,843.16          8.525%
                                      --------------------------
               Class B3                   $42,972.88          8.866%
                                      --------------------------
               Class B4                   $26,155.17          8.866%
                                      --------------------------
               Class B5                   $61,624.67          8.866%
                                      --------------------------
                 Total                 $3,352,792.77

          (20) Principal distributable:
               Class A1                                            $7,033,303.68
                                                                   -----------
               Class A2                                                    $0.00
                                                                   -----------
               Class A3                                                    $0.00
                                                                   -----------
               Class A4                                                    $0.00
                                                                   -----------
               Class A5                                                    $0.00
                                                                   -----------
               Class A6                                                    $0.00
                                                                   -----------
               Class A7                                                    $0.00
                                                                   -----------
                Class M                                               $11,027.83
                                                                   -----------
               Class B1                                                $9,452.43
                                                                   -----------
               Class B2                                                $7,089.63
                                                                   -----------
               Class B3                                                $3,623.74
                                                                   -----------
               Class B4                                                $2,205.57
                                                                   -----------
               Class B5                                                $5,196.58
                                                                   -----------
               Class R1                                                    $0.00
                                                                   -----------
               Class R2                                                    $0.00
                                                                   -----------
                 Total                                             $7,071,899.45

          (21) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05 (d) :                                          $0.00
                                                                           ---

          (22) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01 (b) :                                          $0.00
                                                                           ---

          (23) Distribution Allocable to Unanticipated Recovers:
               Class A1                                                    $0.00
                                                                           ---
               Class A2                                                    $0.00
                                                                           ---
               Class A3                                                    $0.00
                                                                           ---
               Class A4                                                    $0.00
                                                                           ---
               Class A5                                                    $0.00
                                                                           ---
               Class A6                                                    $0.00
                                                                           ---
               Class A7                                                    $0.00
                                                                           ---
                Class M                                                    $0.00
                                                                           ---
               Class B1                                                    $0.00
                                                                           ---
               Class B2                                                    $0.00
                                                                           ---
               Class B3                                                    $0.00
                                                                           ---
               Class B4                                                    $0.00
                                                                           ---
               Class B5                                                    $0.00
                                                                           ---
               Class R1                                                    $0.00
                                                                           ---
               Class R2                                                    $0.00
                                                                           ---

    B. Other Amounts:

          1)  Senior Percentage for such
               Distribution Date                                     86.348813%
                                                                    ----

          2)  Senior Prepayment Percentage
               for such Distribution Date                           100.00%
                                                                    ----

          3)  Junior Percentage for such
               Distribution Date                                     13.651187%
                                                                    ----

          4)  Junior Prepayment Percentage
                                                                    ----
               for such Distribution Date                             0.00%
                                                                    ----

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                             $0.00
                                                                 ---------

          6)  Prepayment Distribution Triggers satisfied:
                             Yes                No
                             ---                --
              Class B1        X
                              ---------------------------------
              Class B2        X
                              ---------------------------------
              Class B3        X
                              ---------------------------------
              Class B4        X
                              ---------------------------------
              Class B5        X
                              ---------------------------------

          7)  Class A7 Certificate Percentage
               for such Distribution Date                           11.228466%
                                                                   ----

          8)  Class A7 Distribution Percentage
               for such Distribution Date                            0.00%
                                                                   ----

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.


By:  /s/ Tim Neer
----------------------------------------
Name:   Tim Neer
Title:  Vice President of Investor Operations